Discontinued Operations And Other Disposition	12 Months Ended
Dec. 31, 2015
Discontinued Operations And Other Disposition [Abstract]
Discontinued Operations And Other Disposition

Note 3 – Discontinued Operations and Other Disposition

Discontinued Operations – In December 2014, we completed the sale of our water utility system in southwest Allen County, Indiana to the City of Fort Wayne, Indiana (the “City”) for $67,011, which included a payment received in December 2014 of $50,100 in addition to $16,911 the City already paid the Company for the northern portion of our water and wastewater utility systems, which were acquired by the City in February 2008, by eminent domain.  We recognized a gain on sale of $29,210 ($17,611 after-tax) in the fourth quarter of 2014.  As a result of this transaction, Aqua Indiana will expand its sewer customer base by accepting new wastewater flows from the City.

In September 2012, the Company began to market for sale its water and wastewater operations in Florida, which served approximately 38,000 customers, and the Company’s non-regulated wastewater treatment facility in Georgia.  In March 2014, we completed the sale of our wastewater treatment facility in Georgia, which concluded our operations in this state.  In March, April, and December 2013, through five separate sales transactions, we completed the sale of our water and wastewater utility systems in Florida, which concluded our regulated operations in Florida.  The Company received total net proceeds from these sales of $88,934 and recognized a gain on sale of $21,178 ($13,766 after-tax).

The operating results, cash flows, and financial position of the Company’s subsidiaries named above have been presented in the Company’s consolidated statements of net income, consolidated statements of cash flow, and consolidated balance sheets as discontinued operations.

A summary of discontinued operations presented in the consolidated statements of net income includes the following:

	Years Ended December 31,
	2014	2013
Operating revenues	$6,324	$19,014
Total operating expenses	3,262	11,880
Operating income	3,062	7,134
Other (income) expense:
Gain on sale	(29,093)	(21,178)
Other, net	-	1
Income from discontinued operations before income taxes	32,155	28,311
Provision for income taxes	12,800	9,882
Income from discontinued operations	$19,355	$18,429

As of December 31, 2015 and 2014 the Company does not have any assets or liabilities of discontinued operations held for sale.

Other Disposition – The following disposition has not been presented as discontinued operations in the Company’s consolidated financial statements as the Company does not believe that disclosure of the following disposed water and wastewater utility system as discontinued operations is meaningful to the reader of the financial statements for making investment decisions.  The gains disclosed below are reported in the consolidated statements of net income as a reduction to operations and maintenance expense.

In June 2013, the Company sold a water and wastewater utility system in Texas for net proceeds of $3,400.  The sale resulted in the recognition of a gain on sale of these assets, net of expenses, of $1,025 ($615 after-tax), and is reported in the consolidated statement of net income as a reduction to operations and maintenance expense.  The utility system represented approximately 0.04% of the Company’s total assets.